UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                        _______________________________

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):

                                April 28, 1997

                          Newmont Mining Corporation


   Delaware                 1-1153             13-1806811
(State or other        (Commission File        (IRS Employer
jurisdiction of            Number)           Identification No.)
incorporation)

                    1700 Lincoln Street, Denver,  CO  80203
              (Address of principal executive offices) (Zip Code)



              Registrant's telephone number, including area code:

                                (303) 863-7414

                          Newmont Gold Company


   Delaware                 1-9184             13-2526632
(State or other        (Commission File      (IRS Employer
jurisdiction of             Number)       Identification No.)
incorporation)


                    1700 Lincoln Street, Denver,  CO  80203
              (Address of principal executive offices) (Zip Code)



              Registrant's telephone number, including area code:

                                 (303) 863-7414

Item 5.  Other Events.

     On April 28, 1997, Newmont Mining Corporation and Newmont Gold Company issued a joint press release announcing its earnings for the first quarter of 1997. A copy of the text of the press release is attached as Exhibit 20(a) and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (a)  None.

     (b)  None.

     (c)  Exhibits.

          20(a) Text of Press Release dated April 28, 1997, issued by Newmont Mining Corporation and Newmont Gold Company.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NEWMONT MINING CORPORATION




Date: April 28, 1997          By:/s/ Timothy J. Schmitt
                                 Timothy J. Schmitt
                                 Vice President, Secretary
                                 and Assistant General
                                 Counsel


                              NEWMONT GOLD COMPANY




Date: April 28, 1997          By:/s/ Timothy J. Schmitt

                                 Timothy J. Schmitt
                                 Vice President, Secretary
                                 and Assistant General
                                 Counsel

                                 EXHIBIT INDEX

Exhibit 20(a)  Text of Press Release dated April 28, 1997